FORM 8-K

                       CURRENT REPORT PURSUANT TO SECTION
                          13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

      Date of report (Date of earliest event reported): September 30, 2003

                                    ZOW, INC.
                                    ---------

             (Exact Name of Registrant as Specified in Its Charter)

                                Nevada 88-0306861
         -------------------------------- -----------------------------
      (State or Other Jurisdiction of (I.R.S. Employer identification No.)
                         Incorporation or Organization)

                16786 Woodridge Circle, Fountain Valley, CA 92708
                      ------------------------ ----------
              (Address of principal executive offices) (ZIP Code)

                                 (714) 593-6307
                -------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                  Astir, Inc.
                 8100 W. Sahara, 2nd Floor, Las Vegas, NV 89117
                           --------------------------
          (Former Name or Former Address, if Changed Since Last Report)



ITEM  1.  CHANGE  IN  CONTROL  OF  REGISTRANT

At a Special Meeting of the Board of Directors of the Registrant on September 30, 2003 Marc Seely was given 2,500,000 shares of Astir common stock at par value ($.001) in exchange for certain assets, making Mr. Seely the companies controlling shareholder. Subsequently, a new Officers and Directors were elected as follows.
 Marc  Seely-Chairman  of  the  Board,  President
 Douglas  J.  Hanson  -  Director,  Secretary
 Joseph  Vezeau  -  Director,  Treasurer
 Dan  Spaulding  -  Director
 John  Thompson  -  Director

ITEM  2.  ACQUISITION  OR  DISPOSAL  OF  ASSETS

 At a Special Meeting of the Board of Directors of the Registrant on September 30, 2003 Marc Seely was given 2,500,000 shares of Astir common stock in exchange for business trade name, computer equipment and servers and goodwill of business.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

NONE.

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFIYING  ACCOUNTING

The company's previous accounting firm is no longer in the business of doing "SEC" work. On November 5, 2003, The company retained Chavez & Koch, CPA's, Ltd. As their new accountants.

ITEM  5.  OTHER  EVENTS

At a Special Meeting of the Board of Directors of the Registrant on September 30, 2003 the Board approved a 3-for-5 reverse stock split of the Registrant's common shares.

Nevada Revised Statutes provides that any action required to be taken at a special meeting or annual meeting of the stockholders of a Nevada corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least a majority of the voting power.

As of the date of this filing and after the reverse split, the Registrant has 4,000,000 shares of common stock issued and outstanding.

ITEM  6.  RESIGNATION  OF  REGISTRANT'S  DIRECTORS
On September 30, 2003, Jorge Melgar, Silvia Orellana and Jeff Bradley, three of the Registrant's members of the board of directors, submitted their resignations to the Board of the Directors of the Registrant and the Board of Directors accepted their resignations.

These directors of the Registrant resigned to explore other business opportunities. Neither of the directors resigned due to disagreements with the registrant on any matter relating to the registrants operations, policies or practices.

Elected to the Board of Directors by the Shareholders holding a majority of the outstanding shares of the Registrant on September 30, 2003 until the next annual meeting of the shareholders or a special meeting of the shareholders called for electing members of the board of directors were:

1.  Marc  Seely
2.  Douglas  J.  Hanson
3.  Joseph  Vezeau
4.  Dan  Spaulding
5.  John  Thompson

MARC  SEELY
-----------
Mr. Seely, founder of Zow, Inc. "Zow", has been with the company since 1995. Prior to Zow, Mr. Seely held positions as lead designer Al Lewis Marketing and graphic designer at HKM Productions. He was responsible for the development of all sales and marketing, designer of post production materials and video imaging, as well as principally designing and implementing the use of databases to track sales and maximize efficiency. Mr. Seely holds many certifications, including: Macromedia Certified Professional, Allaire Certified Cold Fusion Developer.

DOUGLAS  J.  HANSON
-------------------
Mr. Hanson has over twenty years experience in accounting, consulting, payroll, auditing and taxation. With a BA degree in Accounting from Michigan State University in 1974, he began his accounting career in 1981 with Touche Ross & Co, San Diego. He received certification in 1984. From 1987 through 1991, Mr. Hanson worked in private industry, at two Credit Unions, as Accounting Manager and Controller. Then in 1991, he began, and currently maintains his own accounting practice. Mr. Hanson is also currently on the Board of Directors and Vice President of Finance for Interfaith Community Services a very large health and welfare charitable organization. He joined the Zow team in 2003.

JOSEPH  VEZEAU
--------------
Mr. Vezeau is a Cisco Ceritifed Network Associate proficient in designing, implementing, installing, troubleshooting and maintaining of LAN and WAN networks. He has over 7 years of experience in Network Technology and Website Development. He has certifications in CCNP,CCDA, and MCSE as well as working knowledge of over 35 different networks. He is currently a consultant for Racer X, supervising the configuration and assembly of computer systems and networks as well as designing, implementing, installing and maintaining the company's various networks. Mr. Vezeau has been with Zow since 2002.

DAN  SPAULDING
--------------
Mr. Spaulding has been providing automated solutions to many companies throughout his 20 year career. He has expert knowledge of many software and hardware technologies and has combined this with over 20 years of graphic design and multimedia experience to offer advantages to businesses he partners with. Mr. Spaulding has been a distinctive speaker at four "NeoCon World Trade Fairs" on "Applying Internet Technology to Business Processes". He has earned a first and second place in the Hallmark National Fine Arts Competition as well as several other art related awards. As a Technical Architect for SBC, he is helping to guide SBC's Intranet technology into the 21st century.

JOHN  THOMPSON
--------------
Mr. Thompson has over 40 years experience in sales and marketing. After a sales and sales management career in the 1960's and early 70's, he used his experience to become a "turn around" specialist. In the late 70's and 80's, he guided several companies with long term debt and unprofitable status to becoming very profitable with no long term debt. In the 1990's, he raised the capital to start his own company which was able to provide an investment return multiple of 400% before selling the company and retiring. In 1998 he left retirement for one more "turn around". Mr. Thompson used his knowledge and expertise to take another company from struggling to survive, to profits in excess of $2 million annually, by quadrupling sales, and at the same time erasing all long term debt. Mr. Thompson has been with the company since 2003.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)  Financial  statements  of  businesses  acquired:
None.
(b)  Pro  forma  financial  information:
None.

(c)  Exhibits:

1.1  Resolution  Election  of  Officers  and  Directors
1.2  Special  Meeting  Minutes
2.1  Asset  Purchase  Agreement
4.1  Resignation  of  Mark  Sherman
4.2  Retainer  agreement  Chavez  and  Koch
5.1  Special  Meeting  Minutes
6.1  Resignation  of  Jorge  Melgar
6.2  Resignation  of  Silvia  Orellana
6.3  Resignation  of  Jeff  Bradley

ITEM  8.  CHANGE  IN  FISCAL  YEAR

None.

ITEM  9.  REGULATION  FD  DISCLOSURE

None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    ZOW, INC.



By:  /s/  Marc  Seely
    -----------------------------------
     Marc  Seely
     Chief  Executive  Officer/Director




                            Date: March 9, 2004


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                                  END OF FILING